January 24, 2017 ©2017 DISCOVER FINANCIAL SERVICES 2016 and 4Q16 Financial Results Exhibit 99.3

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly and annual financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016, which are filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

2016 Summary Financial Results

($MM, except per share data)	2016	2015	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$9,099	$8,739	$360	4%
Provision for Loan Losses	1,859	1,512	(347)	(23%)
Operating Expense	3,584	3,615	31	1%
Direct Banking	3,549	3,512	37	1%
Payment Services	107	100	7	7%
Total Pre-Tax Income	3,656	3,612	44	1%
Income Tax Expense	1,263	1,315	52	4%
Net Income	$2,393	$2,297	$96	4%
ROE	**21%**	**21%**		
Diluted EPS	**$5.77**	**$5.13**	**$0.64**	**12%**
Pre-tax, Pre-Provision Income[(1)]	$5,515	$5,124	$391	8%

- Diluted EPS of $5.77, up 12% YOY
- Revenue net of interest expense increased $360MM, or 4%
- Provision for loan losses grew by $347MM, or 23%, due to loan growth and seasoning
- Expenses decreased $31MM, down 1% YOY, primarily due to the lack of home loans expenses and lower look back related anti-money laundering remediation expenses, offset in part by higher regulatory and compliance staffing costs
- 2016 income tax expense includes one-time items of $72MM related to the favorable resolution of certain tax matters

Note(s)

1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

3

DISCOVER

2016 Accomplishments Generated solid loan growth with strong credit performance Total Ending Receivables ($Bn) Net Charge-Off Rate (excluding PCI Loans) 4

2016 Accomplishments (cont'd) Originated record level of personal and student loans Personal Loan Originations ($Bn) Student Loan Originations(1) ($Bn) Note(s) 1. Student loan originations include both originations, for which funds have already been disbursed, and commitments to lend, for which disbursement is scheduled for a future date 5

2016 Accomplishments (cont'd) PULSE volumes stabilizing and Diners returned to growth PULSE Network Volume (%YOY) Diners Club Volume(1) (%YOY) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment 6

2016 Accomplishments (cont'd) Significant capital deployment and strong returns Capital Return(1) ($Bn) Diluted EPS ($) and ROE (%) Note(s) 1. Capital return comprises dividends on common stock and share repurchases, net of common stock issued under stock-based compensation plans. Payout ratio is defined as capital return divided by net income allocated to common stockholders 7

4Q16 Summary Financial Results

($MM, except per share data)	4Q16	4Q15	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$2,358	$2,205	$153	7%
Provision for Loan Losses	578	484	(94)	(19%)
Operating Expense	897	933	36	4%
Direct Banking	868	767	101	13%
Payment Services	15	21	(6)	(29%)
Total Pre-Tax Income	883	788	95	12%
Income Tax Expense	320	288	(32)	(11%)
Net Income	$563	$500	$63	13%
ROE	**20%**	**18%**		
Diluted EPS	**$1.40**	**$1.14**	**$0.26**	**23%**
Pre-tax, Pre-Provision Income[(1)]	$ 1,461	$ 1,272	$189	15%

- Diluted EPS of $1.40, up 23% YOY
- Revenue net of interest expense of $2.4Bn, up 7% YOY, as higher net interest income was partially offset by higher rewards expense
- Provision for loan losses increased $94MM, or 19%, due primarily to higher net charge-offs
- Expenses decreased $36MM, or 4%, primarily driven by lower marketing expense and professional fees, partially offset by higher employee compensation

Note(s)

1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

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DISCOVER

4Q15 4Q16 100 80 60 40 20 0 $72.4 $57.9 $8.8 $5.5 $77.3 $61.5 $9.0 $6.5 4Q15 4Q16 50 40 30 20 10 0 $32.9 $35.9 $6.8 $3.3 $34.0 $35.6 $7.3 $3.2 4Q16 Loan and Volume Growth 9 Volume ($Bn)Ending Loans ($Bn) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total +7% Card +6% Student +2% Personal +18% PULSE -1% Diners(1) +8% Network Partners -1% Proprietary +3% Total Network Volume up 2% YOY Payment Services

4Q16 Revenue Detail

($MM)	4Q16	4Q15	B / (W) $ Δ	B / (W) % Δ
Interest Income	$2,258	$2,061	$197	10%
Interest Expense	366	329	(37)	(11%)
Net Interest Income	1,892	1,732	160	9%
Discount/Interchange Revenue	665	635	30	5%
Rewards Cost	411	372	(39)	(10%)
Net Discount/Interchange Revenue	254	263	(9)	(3%)
Protection Products Revenue	59	60	(1)	(2%)
Loan Fee Income	93	87	6	7%
Transaction Processing Revenue	40	38	2	5%
Other Income	20	25	(5)	(20%)
Total Non-Interest Income	466	473	(7)	(1%)
Revenue Net of Interest Expense	$2,358	$2,205	$153	7%
Direct Banking	$2,293	$2,140	$153	7%
Payment Services	65	65	—	—%
Revenue Net of Interest Expense	$2,358	$2,205	$153	7%

($MM)	4Q16	4Q15	Change QOQ	Change YOY
Discover Card Sales Volume	$32,486	$31,672	6%	3%
Rewards Rate[1]	1.26%	1.18%	6bps	8bps

- Net interest income of $1.9Bn, up 9% YOY due primarily to loan growth and higher net interest margin
- Discount and interchange revenue of $665MM, up 5% YOY, driven by the increase in card sales and merchant mix
- Rewards rate increased 8bps YOY driven by higher standard rewards due to a change in product mix, as well as higher promotional rewards

Note(s)
1. Rewards cost divided by Discover card sales volume

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DISCOVER

4Q16 Net Interest Margin 11 • Net interest margin on receivables increased 32bps YOY due to higher total yield, partially offset by higher funding costs • Total interest yield of 11.88% increased 39bps YOY driven primarily by higher card yield • Credit card yield increased 42bps YOY due to portfolio mix and the prime rate increases in December of 2015 and 2016 • Average direct to consumer and affinity deposits grew 17% YOY and made up 47% of total average funding • Funding costs on interest-bearing liabilities increased 10bps YOY to 1.93% primarily due to funding mix and higher market rates Change (%) 4Q16 QOQ YOY Total Interest Yield 11.88% 6 bps 39 bps NIM on Receivables 10.07% 8 bps 32 bps NIM on Interest-Earning Assets 8.47% 13 bps 28 bps 4Q16 4Q15 ($MM) Average Balance Rate Average Balance Rate Credit Card $59,121 12.62% $56,050 12.20% Private Student 8,954 7.06% 8,732 6.88% Personal 6,425 12.09% 5,488 11.79% Other 275 4.88% 233 4.88% Total Loans 74,775 11.88% 70,503 11.49% Other Interest-Earning Assets 14,040 0.71% 13,410 0.59% Total Interest-Earning Assets $88,815 10.12% $83,913 9.75% Direct to Consumer and Affinity $35,396 1.26% $30,126 1.21% Brokered Deposits and Other 14,355 1.93% 16,504 1.60% Interest Bearing Deposits 49,751 1.45% 46,630 1.35% Borrowings 25,860 2.85% 24,528 2.74% Total Interest-Bearing Liabilities $75,611 1.93% $71,158 1.83%

4Q16 Operating Expense Detail

($MM)	4Q16	4Q15	B / (W) $ Δ	B / (W) % Δ
Employee Compensation and Benefits	$352	$333	($19)	(6%)
Marketing and Business Development	176	196	20	10%
Information Processing & Communications	81	87	6	7%
Professional Fees	152	170	18	11%
Premises and Equipment	23	24	1	4%
Other Expense	113	123	10	8%
Total Operating Expense	$897	$933	$36	4%
Direct Banking	$846	$887	$41	5%
Payment Services	51	46	(5)	(11%)
Total Operating Expense	$897	$933	$36	4%
Operating Efficiency[(1)]	**38.0%**	**42.3%**		**430 bps**
Adjusted Operating Efficiency[(2)]	**38.0%**	**40.6%**		**260 bps**

- Employee compensation and benefits up 6% YOY primarily due to higher regulatory and compliance staffing, as well as higher average salaries
- Marketing and business development expenses down 10% YOY primarily due to lower deposit and credit card marketing
- Professional fees down 11% YOY, primarily due to look back related anti-money laundering remediation expenses in 4Q15

Note(s)
1. Defined as reported total operating expense divided by revenue net of interest expense
2. 4Q15 operating efficiency ratio adjusted for $37 million in look back related anti-money laundering remediation expenses. Management believes adjusted operating efficiency, which is a non-GAAP measure, helps investors understand the effect of activities that are not expected to continue and provides investors with a useful metric to evaluate the company's ongoing operating performance; see appendix for a reconciliation

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DISCOVER

4Q16 Provision for Loan Losses and Credit Quality

($MM)	4Q16	4Q15	B / (W) $ Δ	B / (W) % Δ
Net Principal Charge-Off	$435	$358	($77)	(22%)
Reserve Changes build/(release)	143	126	(17)	NM
Total Provision for Loan Loss	$578	$484	($94)	(19%)

(%)	4Q16	Change QOQ	Change YOY
Credit Card Loans			
Gross Principal Charge-Off Rate	3.19%	26 bps	25 bps
Net Principal Charge-Off Rate	2.47%	30 bps	29 bps
30-Day Delinquency Rate	2.04%	17 bps	32 bps
Reserve Rate	2.91%	5 bps	23 bps
Private Student Loans			
Net Principal Charge-Off Rate (excl. PCI Loans)[1]	1.42%	40 bps	12 bps
30-Day Delinquency Rate (excl. PCI Loans)[1]	2.22%	35 bps	31 bps
Reserve Rate (excl. PCI Loans)[1]	1.91%	-1 bp	3 bps
Personal Loans			
Net Principal Charge-Off Rate	2.70%	7 bps	42 bps
30-Day Delinquency Rate	1.12%	14 bps	23 bps
Reserve Rate	3.09%	11 bps	27 bps
Total Loans			
Gross Principal Charge-Off Rate (excl. PCI Loans)[1]	3.02%	25 bps	24 bps
Net Principal Charge-Off Rate (excl. PCI Loans)[1]	2.39%	29 bps	28 bps
30-Day Delinquency Rate (excl. PCI Loans)[1]	1.97%	18 bps	30 bps
Reserve Rate (excl. PCI Loans)[1]	2.86%	5 bps	21 bps

- Reserve build of $143MM and $77MM YOY increase in net charge-offs are both due primarily to loan growth
- Card net charge-off rate increased 29bps YOY to 2.47%
- Card 30+ day delinquency rate of 2.04% increased 32bps YOY
- Student loan net charge-off rate excluding PCI loans of 1.42%, up 12bps YOY
- Personal loan net charge-off rate of 2.70%, up 42bps YOY

Note(s)

1. Excludes PCI loans which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

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DISCOVER

Capital Position 14 Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Basel III Fully Phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on Fully Phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and risk weighted assets calculated under Fully Phased-in Basel III rules to Common Equity Tier 1 Capital and risk weighted assets calculated under Basel III transition rules, see appendix Capital Ratios • Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) down 60bps sequentially due to capital deployment and loan growth • Repurchased $477MM, or 2%, of shares of common stock Basel III Transition 4Q16 3Q16 4Q15 Total Risk Based Capital Ratio 15.5% 16.3% 16.5% Tier 1 Risk Based Capital Ratio 13.9% 14.6% 14.7% Tier 1 Leverage Ratio 12.3% 12.6% 12.9% Common Equity Tier 1 Capital Ratio 13.2% 13.9% 13.9% Basel III Fully Phased-in Common Equity Tier 1 Capital Ratio(1) 13.2% 13.8% 13.9%

2017 Guidance 15

Expectations for the year ahead • Disciplined approach to loan growth • Operating expense growth driven by marketing investments across the business • Payments volume expected to return to single digit growth • Capital position allows for strong payout ratio and total yield • Continue to generate strong returns on equity 16

Appendix

Reconciliation of GAAP to Non-GAAP Data Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance 2. Adjusted operating efficiency, which is a non-GAAP measure, helps investors understand the effect of activities that are not expected to continue and provides investors with a useful metric to evaluate the company’s ongoing operating performance 18 Quarter Ended Year Ended (unaudited, in millions, except per share statistics) Dec 31, 2016 Dec 31, 2015 Dec 31, 2016 Dec 31, 2015 Provision for loan losses $578 $484 $1,859 $1,512 Income before income taxes 883 788 3,656 3,612 Pre-tax, pre-provision income(1) $1,461 $1,272 $5,515 $5,124 Revenue net of interest expense $2,358 $2,205 Total operating expense 897 933 Excluding anti-money laundering and related compliance program expenses — 37 Adjusted operating expense $897 $896 Adjusted operating efficiency(2) 38.0% 40.6%

Reconciliation of GAAP to Non-GAAP Data (cont'd) Quarter Ended (unaudited, in millions) Dec 31, 2016 Sep 30, 2016 Dec 31, 2015 Note(s) 1. Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion 2. Key differences under fully phased-in Basel III rules in the calculation of risk weighted assets include higher risk weighting for past due loans and unfunded commitments 3. Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in) 19 Common Equity Tier 1 Capital (Basel III Transition) $10,592 $10,618 $10,566 Adjustments Related to Capital Components During Transition(1) (52) (52) (82) Common Equity Tier 1 Capital (Basel III Fully Phased-in) $10,540 $10,566 $10,484 Risk Weighted Assets (Basel III Transition) $80,093 $76,560 $75,787 Risk Weighted Assets (Basel III Fully Phased-in)(2) $80,027 $76,493 $75,685 Common Equity Tier 1 Capital Ratio (Basel III Transition) 13.2% 13.9% 13.9% Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in)(3) 13.2% 13.8% 13.9%